Going Concern	6 Months Ended
Dec. 31, 2024
Going Concern [Abstract]
GOING CONCERN
2.	GOING CONCERN

The Group’s accounts have been prepared assuming that the Group will continue as a going concern basis. The going concern basis assumes that assets are realized, and liabilities are extinguished in the ordinary course of business at amount disclosed. The Group had net cash outflow from operating activities amounting to $3,064,508 for the six months ended December 31, 2024 and a working capital deficit of $2,962,179, an accumulated deficit of $3,018,659 and a total shareholders’ deficit of $2,745,333 as of December 31, 2024, which raised substantial doubt about its ability to continue as a going concern.

On May 6, 2025, the Group completed a round of strategic capital increase, pursuant to which Shenzhen Wengu Development Investment Partnership (Limited Partnership) (“Shenzhen Wengu”) made a capital contribution of RMB30,000,000 to DSY Guangdong, which was fully received as of the issuance date of the financial statements. Meanwhile, the Group plans to raise additional capital through securities offerings to support its daily operation. As a result, the Group believes that its current cash and anticipated cash flows from operating and financing will be sufficient to meet its anticipated working capital requirements and commitments for at least the next 12 months after the issuance of the accompanying audited consolidated financial statements, which will mitigate the conditions or events that raise substantial doubt about the Group’s ability to continue as a going concern. The Group has prepared the consolidated financial statements on a going concern basis. If the Group encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity.